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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2002


                               MAXWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 000-49906           46-0487484
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(State or other jurisdiction        (Commission        (IRS Employer
of incorporation or organization)   File Number)      Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                            90292
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200


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Item 5.           Other Events.

            On August 20, 2002, the Registrant received notice from the Nasdaq Listing Qualifications Panel that the panel had determined to delist the Registrant's common stock from quotation on The Nasdaq Stock Market effective with the opening of business on August 20, 2002, due to the failure of the Registrant to timely file its quarterly report on Form 10-Q for the quarter ended June 30, 2002. A copy of the press release announcing the notice of delisting is attached hereto as Exhibit 99.1, which press release is incorporated by reference herein.

            The Registrant's common stock may become eligible to trade on the OTC Bulletin Board. Rule 15c2-11 under the Exchange Act specifies certain information that broker-dealers are required to maintain regarding securities traded in the over-the-counter markets. One of the requirements is that the Registrant be current in its filings with the Securities and Exchange Commission, which requirement the Registrant currently does not satisfy.

            In addition, as a consequence of the delisting, the Registrant's common stock may become subject to regulation as a "penny stock." The Securities and Exchange Commission has adopted regulations which generally define "penny stock" to be any equity security that has a market price or exercise price less than $5.00 per share, subject to certain exceptions, including listing on the Nasdaq SmallCap Market. If no other exception applies, the Registrant's common stock may become subject to the SEC's Penny Stock Rules, Rule 15g-1 through Rule 15g-9 under the Exchange Act. For transactions covered by these rules, broker-dealers must make a special suitability determination for the purchase of such securities and must have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the SEC relating to the penny stock market. The broker-dealer must also disclose the commission payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer's presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the penny stock rules may restrict the ability of broker-dealers to sell our common stock and may affect the ability of holders to sell our common stock in the secondary market and the price at which they can sell any such securities. Rule 15g-9 under the Exchange Act imposes additional sales practice requirements on broker-dealers who sell such securities except in transactions exempted from such rule. Such exempt transactions include those meeting the requirements of Rule 505 or 506 of Regulation D promulgated under the Securities Act and transactions in which the purchaser is an institutional accredited investor or an established customer of the broker-dealer.


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Exhibits
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Document Description                                        Exhibit No.
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Registrant's Press Release dated August 20, 2002               99.1


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 20, 2002                     MAXWORLDWIDE, INC.
                                    a Delaware corporation


                                    By:     /s/ Peter M. Huie
                                        ---------------------------------
                                    Peter M. Huie, General Counsel, Senior
                                    Vice President, Secretary


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                                  EXHIBIT INDEX

Document Description                                        Exhibit No.
--------------------                                        -----------

Registrant's Press Release dated August 20, 2002               99.1


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